Exhibit 10.3
Production Payment
Amount:  $___,___.__                                                 No. 2004-__



                               PRODUCTION PAYMENT

                                                                   May ___, 2004


     FOR VALUE RECEIVED, the undersigned, THE BEARD COMPANY, an Oklahoma corporation (the "Company"), promises to pay to the order of ____________________________________ (the "Payee"), at Suite 320, 5600 North May
Avenue, Oklahoma City, Oklahoma 73112, or at such other place as may be designated in writing by the Payee, a bonus or Production Payment in the sum of ____________________________________________ DOLLARS ($___,___.__). Such amount shall be paid, without interest, at the Maturity on November 30, 2006, of that certain Promissory Note, in the amount of $___,000.00, of concurrent date held by the Payee.

     Such Production Payment shall represent a bonus for Payee's participation in the Offering as more fully described in the Company's $1,200,000 Private Placement Memorandum dated May 13, 2004.

     IN WITNESS WHEREOF, the Company has executed this instrument effective the date first above written.

                                 THE BEARD COMPANY, an Oklahoma corporation


                                 By:
                                    Herb Mee, Jr., President

                                             (the "Company")